UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2019 (September 4, 2019)

Connecticut Water Service, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	0-8084	06-0739839
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street Clinton, CT		06413
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 860-669-8636

Not Applicable

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CTWS	The Nasdaq Stock Market, LLC

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Modification of Revolving Credit Facility

As previously reported, prior to September 4, 2019 the Company maintained a revolving line of credit in the amount of $75,000,000 (the “Line of Credit”) with Citizens Bank, N.A. (“Citizens”) since 2002. The Line of Credit currently has an expiration date of December 14, 2023. The Company previously delivered to Citizens an Amended and Restated Promissory Note, dated Dec. 14, 2018, evidencing the debt payable pursuant to the Line of Credit.

On September 4, 2019, the Company and Citizens entered into a First Modification of the Line of Credit, whereby Citizens agreed to increase the amount of the revolving line of credit by $20,000,000, to $95,000,000, for the period commencing on September 4, 2019 and ending on February 29, 2020. Effective March 1, 2020, the amount of the revolving line of credit will automatically be reduced to $75,000,000. The Company also delivered a Second Amended and Restated Promissory Note to Citizens, dated September 4, 2019.

Copies of the First Modification and the Second Amended and Restated Promissory Note are filed herewith as Exhibit 10.3 and Exhibit 10.4 and are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following documents are filed herewith as exhibits:

(d)	Exhibits

10.1

Letter Agreement between Connecticut Water Service, Inc. and Citizens Bank, N.A., dated December 14, 2018 ((incorporated by reference from Exhibit 10.4 to current report on Form 8-K filed on December 18, 2018).

10.2	Amended and Restated Promissory Note, dated December 14, 2018 (incorporated by reference from Exhibit 10.5 to current report on Form 8-K filed on December 18, 2018).

10.3	First Modification of Revolving Credit Facility, dated Sept. 4, 2019, is filed herewith.

10.4	Second Amended and Restated Promissory Note, dated Sept. 4, 2019, is filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.,
a Connecticut corporation

Date: September 6, 2019	By:	/s/ Robert J. Doffek
	Name:	Robert J. Doffek
	Title:	Chief Financial Officer, Treasurer and Controller